UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 11, 2025

FORIAN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40146	85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400, Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 225-6263

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 11, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Forian Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2020 Equity Incentive Plan (the “Plan”), which amended the Plan to increase the number of shares available for issuance under the Plan by 4,000,000 shares to a total of 10,400,000 shares. The Amendment was previously approved by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting, and the Amendment became effective upon such stockholder approval.

A description of the Amendment is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”) and is incorporated by reference herein. The description of the Amendment contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 11, 2025, the Company held its Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of two (2) Class I Directors.

The following two Class I director nominees were elected to serve as Class I directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
Stanley S. Trotman, Jr.	18,794,312	429,498	4,518,707
Kristiina Vuori, M.D., Ph.D.	18,790,390	433,420	4,518,707

2. Amendment of the 2020 Equity Incentive Plan.

The amendment of the 2020 Equity Incentive Plan to increase the number of shares authorized for issuance by 4,000,000 shares was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
18,849,353	347,213	27,244	4,518,707

3. Ratification of the appointment of CBIZ CPAS P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The appointment of CBIZ CPAS P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
23,739,653	1,082	1,782	0

Item 9.01	Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Forian Inc. Second Amendment to 2020 Equity Incentive Plan

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORIAN INC.

Dated: June 16, 2025	By:	/s/ Michael Vesey
	Name:	Michael Vesey
	Title:	Chief Financial Officer